UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 16, 2015 (December 15, 2015)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 15, 2015, Southwest Iowa Renewable Energy, LLC (the “Company”) released a newsletter providing an update on year-end tax information, as attached hereto at Exhibit 99.1. On December 15, 2015, the Company also released its December Newsletter providing an update to Members related to the operations of the Company, as attached hereto at Exhibit 99.2.

The exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Year End Tax Letter from Southwest Iowa Renewable Energy, LLC, as released on December 15, 2015

99.2	December 2015 Newsletter from Southwest Iowa Renewable Energy, LLC, as released on December 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

	By:	/s/ Brian T. Cahill
Date: December 15, 2015		Brian T. Cahill
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Year End Tax Letter from Southwest Iowa Renewable Energy, LLC, as released on December 15, 2015

99.2	December 2015 Newsletter from Southwest Iowa Renewable Energy, LLC, as released on December 15, 2015